UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2025
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Celestica Inc.
(Exact name of registrant as specified in its charter)
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Ontario, Canada	001-14832	98-0185558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5140 Yonge Street, Suite 1900	M2N 6L7
Toronto, Ontario, Canada	(Zip Code)
(Address of principal executive officers)

(416) 448-2211
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading	Name of each exchange on which registered
Common Shares without par value	CLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2025, Celestica Inc. (the “Company”) was informed by Dr. Luis Müller of his intention to resign from the Board of Directors (the “Board”), as well as from his roles as Chair of the Audit Committee and member of other Board committees, effective at the conclusion of the regularly scheduled meeting on January 28, 2026. Dr. Müller’s decision to resign is for personal reasons in order to focus on other professional commitments and is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Dr. Müller will continue to serve in his current capacities and remain fully engaged through the effective date of his resignation.

In connection with Dr. Müller’s planned transition, the Board has appointed the current member of the Board Mr. Amar Maletira as Chair of the Audit Committee, effective upon Dr. Müller’s resignation on January 28, 2026. Mr. Maletira has over 25 years of broad public company business, strategic and finance leadership in numerous enterprise technology industries, including holding various roles as a Chief Financial Officer, and the Board has determined that Mr. Maletira possesses the financial expertise appropriate for service as Chair of the Audit Committee.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELESTICA INC.

Date: December 5, 2025
	By:	/s/ Douglas Parker
Name: Douglas Parker
Title: Chief Legal Officer and Corporate Secretary